Exhibit 99.2

Business Update for 30-Day Period Since Last Conference Call

POWERHOUSE™ Division:

	As of April 15th Last Conference Call	As of May 15th Today’s Conference Call
Number of participants in POWERHOUSE™ network	262	288
Number of states	40	48

	Period 30 Days before Last Conference Call	Activity Last 30 Days
Purchase orders	$22,416	$215,112
Revenue	$20,624	$42,482
Sales pipeline at date of conference call	$2,225,296	$6,576,507

Company Break-Even Analysis:

	Per Quarter	Per Month
POWERHOUSE™ revenue	$7,125,000	$2,375,000
Number of orders per roofer currently in network to break-even (288 participants)	~1	~1/3

This break-even analysis assumes no contribution from small commercial and Sunetric towards recovery of overhead. Number of orders per roofer is estimated based on current orders averages - a 7.2kW system with a $21,800 system price.

Achieving Break-Even Results:

	Custom Homebuilders	Large Homebuilders	Local Roofers	EPC Solar Installers	Totals
Sales pipeline at May 15, 2019	$1,951,475	$1,948,684	$1,149,201	$1,527,147	$6,576,507

Number of network participants quoting	14	2	37	23	76
Number of roofs quoted	69	60	46	65	240
Average size of quote per kits	$28,282	$32,478	$24,983	$23,495	$27,309

Number of participants in network	49	5	152	82	288
Participation rate	29%	40%	24%	28%	26%

Estimated sales cycle time after equilibrium	90	180	60	60
Hypothetical at equilibrium average monthly revenue	$650,492	$324,781	$574,601	$763,574	$2,313,446

Estimated break-even monthly revenue					$2,375,000
Potential percentage after equilibrium represented by results for 1st 30 days of busy season					97%

POWERHOUSE™ Brand & Network Supporting Activities:

	Period 30 Days before Last Conference	Activity Last 30 Days
Number of national TV show tapings	0	1
Number of local TV show appearances	0	1
Software for roofers to design systems “up & running”	Not in place	In place
Quick quote proposal tool version 2.0	Not in place	In place

Sunetric Division:

	Period 30 Days before Last Conference Call	Activity Last 30 Days
Sales added to backlog	$344,439	$386,007
Installation revenue	$8,704	$53,131
Backlog of signed contracts at date of conference call	$1,629,011	$1,970,659

Small Commercial Division:

	Period 30 Days before Last Conference Call	Activity Last 30 Days
Sales added to backlog	$928,945	$1,068,300
Installation revenue	$103,586	$35,839
Backlog of signed contracts at date of conference call	$7,819,079	$8,844,085

Run-off of Mainland Residential Division:

	Period 30 Days before Last Conference Call	Activity Last 30 Days
Installation revenue	$361,852	$220,956
Backlog of signed contracts at date of conference call	$8,351,998	$6,633,126

Glossary:

POWERHOUSE™ network – Participants actively offering or being trained to offer POWERHOUSE™:

Local roofers – Local roofers typically buy full kits, which include inverters, rapid shut down, and monitoring equipment.

EPC solar installers – EPC solar installers typically only buy the solar shingles without inverters and monitoring equipment.

Custom homebuilders - Homebuilders constructing under 50 new homes a year.

Large homebuilders - Homebuilders constructing over 50 new homes a year.

POWERHOUSE™ purchase orders – RGS has received a signed purchase order for a POWERHOUSE™ kits(s) and deposit has been paid.

POWERHOUSE™ revenue – Revenue is recognized when the POWERHOUSE™ kit has been shipped.

POWERHOUSE™ sales pipeline – Estimated purchase orders from local roofers, solar installers and homebuilders where (i) roofers and solar installers have designed the solar systems and quotes are in process and (ii) homebuilders have planned for solar systems in their communities and quotes are in process. The Company’s methodology for determining sales pipeline may not be comparable to methodologies used by other companies in determining their sales pipeline amounts. Sales pipeline may not be indicative of future operating results, and projects in RGS Energy’s sales pipeline may not result in an executed contract.

Sales cycle time - Expected days from a network participant engaging in a quote into the sales pipeline until the date of shipment and revenue recognition.

At equilibrium - A date in the future where POWERHOUSE™ has progressed beyond the start-up phase and increasing pipeline generation, demand, purchase orders, and supply for the product are operationally balanced. At equilibrium, expected monthly revenue from prior sales offset typical sales cycle time, such that higher revenue will be consistently generated on a monthly basis.

Busy season – Traditionally the spring through summer seasons when RGS has experienced an increase in consumer purchases of solar energy systems.

Backlog - Represents the dollar amount of revenue that may be recognized in the future from signed contracts for solar energy systems projects without taking into account possible future cancellations. Backlog is not a measure defined by generally accepted accounting principles and is not a measure of contract profitability. The backlog amounts we disclose are net of cancellations received and include anticipated revenues associated with (i) the original contract amounts, and (ii) change orders for which we have received written confirmations from customers. Backlog may not be indicative of future operating results, and projects in our backlog may be cancelled, modified or otherwise altered by customers.

Forward Looking Statements

This presentation contains forward-looking that involve risks and uncertainties, including statements regarding RGS Energy’s results of operations and financial positions, and RGS Energy’s business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide RGS Energy’s current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “potential,” “hypothetical,” “estimated,” “will,” “expected,” “future”and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: RGS Energy’s ability to manage supply chain in order to have production levels and pricing of the POWERHOUSE™ 3.0 shingles to be competitive; the ability of RGS Energy to successfully expand its operations and employees and realize profitable revenue growth from the sale and installation of POWERHOUSE™ 3.0, and to the extent, anticipated; RGS Energy’s ability to realize revenue from sales pipeline for POWERHOUSE™; RGS Energy’s ability to increase the rate of participation within its network; RGS Energy’s ability to obtain future purchase orders for POWERHOUSE™ deliveries; whether RGS Energy will realize increased market penetration from its brand and network supporting activities; competition in the built-in photovoltaic solar system business; RGS Energy’s ability to successfully implement its revenue growth strategy, achieve its target level of sales, generate cash flow from operations, and achieve break-even and better results; and the adequacy of, and access to, capital necessary to implement its revenue growth strategy; and other risks and uncertainties included in the RGS Energy’s filings with the SEC

You should read the section entitled “Risk Factors” in our 2018 Annual Report on Form 10-K and in our Quarterly Report on Form 10-Q for the quarter ended March 30, 2019, of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

RGS Energy is the Company’s registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name “Real Goods Solar, Inc.”